Cronos Group Inc. Announces Results of 2023 Annual Meeting of Shareholders
TORONTO, June 23, 2023 (GLOBE NEWSWIRE) -- Cronos Group Inc. (NASDAQ: CRON) (TSX: CRON) (“Cronos” or the “Company”) announces that at its Annual Meeting of Shareholders held yesterday, June 22, 2023 (the “Meeting”), shareholders holding a total of 247,410,987 common shares of the Company voted in person or by proxy, representing 64.96% of the total number of common shares of the Company outstanding.

Each of the directors listed as a nominee in the Company’s proxy statement dated April 28, 2023 (the “Proxy Statement”) was elected as a director of the Company, with each director receiving in excess of 94.8% of the votes cast in favor of his or her election. The detailed results of the vote for the election of directors are as follows:

Name of Director	Number of Shares Voted For	Percentage of Shares Voted For	Number of Shares Withheld from Voting	Percentage of Shares Withheld from Voting
Jason Adler	190,713,661	95.83%	8,290,842	4.16%
Kendrick Ashton, Jr.	191,326,512	96.14%	7,677,991	3.85%
Kamran Khan	188,677,722	94.81%	10,326,781	5.18%
Dominik Meier	188,699,733	94.82%	10,304,770	5.17%
Michael Gorenstein	192,713,928	96.83%	6,290,575	3.16%
Elizabeth Seegar	188,789,168	94.86%	10,215,335	5.13%
James Rudyk	190,066,982	95.50%	8,937,521	4.49%

Shareholders also approved an advisory (non-binding) resolution on the compensation of the Company’s named executive officers, with 92.71% of votes cast in favor of such resolution, and approved the re-appointment of KPMG LLP as the Company’s independent auditors.

For complete results on all matters voted on at the Meeting, please see the Report of Voting Results filed on the Company’s SEDAR profile at www.sedar.com and the Company’s Form 8-K filed on EDGAR at www.sec.gov/edgar.

About Cronos

Cronos is an innovative global cannabinoid company committed to building disruptive intellectual property by advancing cannabis research, technology and product development. With a passion to responsibly elevate the consumer experience, Cronos is building an iconic brand portfolio. Cronos’ diverse international brand portfolio includes Spinach®, PEACE NATURALS® and Lord Jones®. For more information about Cronos and its brands, please visit: thecronosgroup.com.

Forward-looking Statements

This press release may contain information that may constitute “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian and U.S. securities laws and court decisions (collectively, “Forward-looking Statements”). All information contained herein that is not clearly historical in nature may constitute Forward-looking Statements. In some cases, Forward-looking Statements can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “plan”, “anticipate”, “intend”, “potential”, “estimate”, “believe” or the negative of these terms, or other similar expressions intended to identify Forward-looking Statements. Some of the Forward-looking Statements contained in this press release include statements about Cronos’ intention to build an international iconic brand portfolio and develop disruptive intellectual property. Forward-looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those Forward-looking Statements and the Forward-looking Statements are not guarantees of future performance. A discussion of some of the material risks applicable to the Company can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and quarterly report on Form 10-Q for the quarter ended March 31, 2023, which have been filed on SEDAR and EDGAR and can be accessed at www.sedar.com and www.sec.gov/edgar, respectively. Any Forward-looking Statement included in this press release is made as of the date of this press release and, except as required by law, Cronos disclaims any obligation to update or revise any Forward-looking Statement. Readers are cautioned not to put undue reliance on any Forward-looking Statement.

Cronos Contact
Shayne Laidlaw
Tel: (416) 504-0004
investor.relations@thecronosgroup.com